Acquisition	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acquisition Disclosure [Text Block]

Note 11 - Acquisition

On June 17, 2010, our wholly owned subsidiary Data Storage Corporation, a Delaware corporation (“Data Storage DE”) and SafeData, LLC, a Delaware Limited Liability Company (“SafeData”) entered into an Asset Purchase Agreement (the “Agreement”); setting forth the acquisition of SafeData’s assets. Data Storage DE and its parent Data Storage Corporation is hereinafter referred to as the “Company” or “Data Storage.”

As described above, on June 17, 2010, SafeData agreed to sell, transfer, assign, and deliver to the Company all right, title and interest in the end user customer base of SafeData (the “Business”) and all related current and fixed assets and contracts related to the Business. These assets include, but not limited to, all of SafeData’s accounts receivable and intellectual property. Additionally, SafeData transferred to the Company all of their current liabilities to the extent arising out of the business or the assets.

Pursuant to the Agreement, the Company paid an aggregate purchase price for the Assets equal to $3,000,000 (the “Purchase Price”) with $2,000,000 paid in cash and $1,000,000 in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) valued at $0.35 per share or 2,857,142 shares of Common Stock. Upon Closing (as defined in the Agreement), a certain portion of the Purchase Price was deferred subject to certain holdback and contingency clauses contained in the Agreement.  Total price paid for SafeData Assets in the Acquisition was $3 million dollars.

The following sets forth the components of the purchase price:

Purchase price:
Cash paid to seller, less credit threshold adjustment of $70,047	$1,229,952
Stock issued to seller	850,000
Holdback price adjustments	779,437
Total purchase price	2,859,389

Assets acquired:
Accounts Receivable	259,476
Prepaid Expenses	35,883
Fixed Assets	773,819
Security Deposits	10,500
Total assets acquired	1,079,678

Liabilities assumed:
Accounts payable	499,641
Capital Lease Obligation	666,087
Deferred Revenue	537,016
Total liabilities assumed	1,702,744

Net assets acquired	(623,066)

Excess purchase price	$3,482,455

The holdback consists of $150,000 issuable in Commons Stock, $700,000 note payable and $50,649 for pre-closing adjustments.  The Company discounted the contingent consideration based on an estimated rate of 16% and recognized the interest over the term of the agreement.  During 2011 the Company made cash payments totaling $546,516 plus Common Stock valued at $150,000 in full settlement under the holdback and contingency clauses.  After certain adjustments allowed for in the Contract the Company recognized a gain on settlement of contingent consideration of $176,497.  The final payment for the Holdback price adjustment was made based on an adjustment to the holdback amount because of a greater than 10% decrease in monthly recurring due to lost accounts and bad payers and a direct deduction for payables not disclosed in the closing documents. The formula is (Closing monthly revenue less monthly revenue for lost accounts and bad payers) divided by closing monthly recurring revenue less 50% divided by 40% times the holdback of $700,000.

Based on an independent appraisal, the Company allocated $1,280,627 of the excess purchase price to intangible assets with the balance of $2,201,828 assigned to Goodwill. The consolidated financial statements presented include the results of operations for SafeData for the period from June 17, 2010 to December 31, 2010.

The intangible assets subject to amortization have been assigned useful lives as follows:

Customer list	5 years
Non-compete agreements	4 years